UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2018

Spirit AeroSystems Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33160	20-2436320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 South Oliver, Wichita, Kansas 67210

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (316) 526-9000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The following is a summary of the voting results for each matter presented to stockholders at the 2018 Annual Meeting.

Proposal 1: Election of Directors. The stockholders elected the nine nominees named in the Company’s 2018 proxy statement to serve as directors. The voting results for this proposal are as follows:

Name of Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Charles Chadwell	95,351,449	2,015,141	64,441	5,649,547
Irene M. Esteves	96,379,684	990,091	61,256	5,649,547
Paul Fulchino	95,088,234	2,272,815	69,982	5,649,547
Thomas C. Gentile, III	95,945,121	1,423,432	62,478	5,649,547
Richard Gephardt	95,650,400	1,715,253	65,378	5,649,547
Robert Johnson	95,083,772	2,283,302	63,957	5,649,547
Ronald T. Kadish	95,368,124	1,999,578	63,329	5,649,547
John Plueger	96,352,705	1,014,720	63,606	5,649,547
Laura Wright	91,873,194	5,494,359	63,478	5,649,547

Proposal 2: Advisory Vote on Executive Compensation. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results for this proposal are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
92,495,985	4,838,776	96,270	5,649,547

Proposal 3: Ratification of Selection of Independent Registered Public Accounting Firm. The stockholders ratified the selection of Ernst & Young LLP as the Company’s registered public accounting firm for fiscal year 2018. The voting results for this proposal are as follows:

Votes For	Votes Against	Abstentions
102,246,978	732,667	100,933

Proposal 4: Board’s Proposal to Lower the Threshold Required to Call a Special Meeting to 25%. The stockholders did not approve the Board’s proposal to lower the threshold required to call a special meeting to 25%. The voting results for this proposal are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,316,966	56,002,609	111,456	5,649,547

Proposal 5: Stockholder Proposal to Lower the Threshold Required to Call a Special Meeting to 10%. The stockholders approved the stockholder proposal to lower the threshold required to call a special meeting to 10%. The voting results for this proposal are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
63,795,634	33,500,429	134,968	5,649,547

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AEROSYSTEMS HOLDINGS, INC.

Date: April 27, 2018	By:	/s/ Stacy Cozad
		Name:	Stacy Cozad
		Title:	Senior Vice President, General Counsel, Chief Compliance Officer, and Corporate Secretary